Subject:          PERFORMANCE INCENTIVE PLAN - C 98                        (REV)
                                                                   Exhibit 10.l

POLICY
------

CERTAIN EXEMPT EMPLOYEES OF THE CORPORATION AND ITS SUBSIDIARIES SHALL BE GIVEN CONSIDERATION FOR PAYMENT UNDER THE CORPORATION'S PERFORMANCE INCENTIVE PLAN PROVIDED THEY HAVE COMPLETED SIX (6) MONTHS OF SERVICE BY CALENDAR YEAR END.

PAYMENTS WILL BE CONSIDERED ON THE BASIS OF CORPORATE AND HUFFY
COMPANY FINANCIAL RESULTS AND, FOR SOME POSITIONS, INDIVIDUAL
PERFORMANCE AGAINST OBJECTIVES.

THE SCHEDULES SET FORTH BELOW ARE GUIDELINES ONLY AND PAYMENTS MAY BE MODIFIED OR OMITTED BY MANAGEMENT, OR BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS, IN THEIR SOLE DISCRETION.

PAYMENTS SHALL BE MADE ONLY TO EMPLOYEES WITH AT LEAST "MEETS SOME BUT NOT ALL PERFORMANCE REQUIREMENTS" JOB EVALUATION.


FINANCIAL INCENTIVE
-------------------

                                           Incentive opportunity as a % of
I.   Basis and Level of Awards                   Actual Base Salary
     -------------------------             ---------------------------

                                        Thresh.    Target     Max.    (REV.)
                                        -------    ------     -----

A.   Chairman
     --------

     Corporate E.P.S. vs. PP              10.0%     20.0%     40.0%   (REV.)
     Corporate RONA vs. PP                10.0%     20.0%     40.0%   (REV.)
                                        -------    ------     -----
                                          20.0%     40.0%     80.0%   (REV.)
B.   Other Corporate Officers
     ------------------------

     Corporate E.P.S. vs. PP               6.0%     12.0%     24.0%   (REV.)
     Corporate RONA vs. PP                 6.0%     12.0%     24.0%   (REV.)
                                        -------    ------     -----
                                          12.0%     24.0%     48.0%   (REV.)

C.   Huffy Company Heads
     -------------------

     1.  HBC, HSC, HSF TTH and WIS

         Huffy Company RONA vs. PP         6.0%     12.0%     24.0%   (REV.)
         Huffy  Company EBIT vs. PP        6.0%     12.0%     24.0%   (REV.)
                                        -------    ------     -----
                                          12.0%     24.0%     48.0%   (REV.)



--------------------------------------------------------------------------------
Part No. TS 136                                                     Page 1 of 15

Subject: PERFORMANCE INCENTIVE PLAN - C98

D.   Huffy Company Staffs
     --------------------

1.   HBC, HSC, WIS, TTH and HSF

         Huffy  Company  RONA vs.  PP                                3.0%      6.0%     12.0%   (REV.)
         Huffy Company EBIT vs. PP                                   3.0%      6.0%     12.0%   (REV.)
                                                                    -----     -----     -----
                                                                     6.0%     12.0%     24.0%   (REV.)

     E.  Corporate Exempt
         ----------------

     1.  Positions with 700 or more Hay points

         Corporate E.P.S. vs. PP                                     3.0%      6.0%     12.0%   (REV.)
         Corporate RONA vs. PP                                       3.0%      6.0%     12.0%   (REV.)
                                                                    -----     -----     -----
                                                                     6.0%     12.0%     24.0%   (REV.)

     2. Positions with less than 700 Hay points

         Corporate E.P.S. vs. PP                                     2.0%      4.0%      8.0%   (REV.)
         Corporate RONA vs. PP                                       2.0%      4.0%      8.0%   (REV.)
                                                                    -----     -----     -----
                                                                     4.0%      8.0%     16.0%   (REV.)


F.   Other Exempt
     ------------

     1.  Huffy Company Exempt (except HSF Exempt;
         WIS Field Management (see Policy 128-A for
         WIS Field Management personnel) and Exempt;
         TTH Wood Mills Exempt Employees; and TTH
         Sales Managers)

         Huffy Company EBIT vs.  PP                                  2.5%      5.0%     10.0%   (REV.)
         Huffy Company RONA vs. PP                                   2.5%      5.0%     10.0%   (REV.)
                                                                    -----     -----     -----
                                                                     5.0%     10.0%     20.0%   (REV.)

     2.  HSF District Managers

         District Gross Field Profit % vs. PP                      0.625%      2.5%      5.0%   (REV.)
         District Gross Field Profit $ vs. PP                      0.625%      2.5%      5.0%   (REV.)
         Huffy Company EBIT vs. PP                                 1.25 %      2.5%      5.0%   (REV.)
         Huffy Company RONA vs. PP                                 1.25 %      2.5%      5.0%   (REV.)
                                                                   ------     -----     -----
                                                                   3.75 %     10.0%     20.0%   (REV.)


--------------------------------------------------------------------------------
Part No. TS 136                                                     Page 2 of 15


Subject:          PERFORMANCE INCENTIVE PLAN - C 98



F.   Other Exempt (Cont'd)
     ---------------------
3.  HSF Area Managers                                                              (REV.)
                                                                                   (REV.)
    Area Gross Field Margin % vs. PP                 0.625%     2.5%       5.0%    (REV.)
    Area Gross Field Margin $ vs.  PP                0.625%     2.5%       5.0%    (REV.)
    Huffy Company EBIT vs. PP                        1.25 %     2.5%       5.0%    (REV.)
    Huffy Company RONA vs. PP                        1.25 %     2.5%       5.0%
                                                     ------     -----     -----
                                                     3.75 %    10.0%      20.0%

4.  Zone Merchandising Managers

    Zone AGMM*% vs. PP%                              0.625%     2.5%       5.0%    (REV.)
    (*Adjusted Gross Merchandising Margin)
    HSF EBIT vs. PP                                  0.625%     1.25%      2.5%    (REV.)
    HSF RONA vs. PP                                  0.625%     1.25%      2.5%    (REV.)
                                                     ------     -----     -----
                                                     1.875%     5.00%     10.0%    (REV.)

5.  Merchandising Operations Manager

    Gross Merchandising Profit % vs. PP%             1.25%      5.0%      10.0%    (REV.)
    HSF EBIT vs. PP                                  1.25%      2.5%       5.0%    (REV.)
    HSF RONA vs. PP                                  1.25%      2.5%       5.0%    (REV.)
                                                     ------     -----     -----
                                                     3.75%     10.0%      20.0%    (REV.)
6.  HSF Other Exempt

    Huffy Company EBIT vs. PP                        2.5%       5.0%      10.0%    (REV.)
    Huffy Company RONA vs. PP                        2.5%       5.0%      10.0%    (REV.)
                                                     ----      -----      -----
                                                     5.0%      10.0%      20.0%    (REV.)

7.  TTH Wood Mills Exempt

    Huffy Company EBIT vs. PP                        2.5%       5.0%      10.0%*   (REV.)
    Huffy Company RONA vs. PP                        2.5%       5.0%      10.0%*   (REV.)
    Huffy Company Gainsharing Plan                   0.0%        --       12.0%*   (REV.)
                                                     ----      -----      -----
                                                     5.0%      10.0%      20.0%*   (REV.)



* Either category of incentive payment may pay up to the maximum award shown, but the maximum total incentive payable shall not exceed 20.0%.

--------------------------------------------------------------------------------
Part No. TS 136                                                     Page 3 of 15


Subject:          PERFORMANCE INCENTIVE PLAN - C 98

                                                                                           (REV.)
                                                               Thresh.  Target     Max.
                                                               -------  ------     -----
     9.  All WIS exempt positions with Manager or
         Director titles (excluding WIS National Sales
         Manager and WIS Field Management Personnel)

         Huffy Company EBIT vs. PP                               2.5%      5.0%     10.0%   (REV.)
         Huffy Company RONA vs. PP                               2.5%      5.0%     10.0%   (REV.)
                                                               -------  ------     -----
                                                                 5.0%     10.0%     20.0%   (REV.)

    10.  Other WIS Exempt and WIS Service
         Managers, and WIS Managers in
         Training (excluding WIS Field
         Management and WIS National Sales
         Manager

         Huffy Company EBIT vs.  PP                             1.25%      2.5%      5.0%   (REV.)
         Huffy Company RONA vs. PP                              1.25%      2.5%      5.0%   (REV.)
                                                               -------  ------     -----
                                                                2.50%      5.0%     10.0%   (REV.)

II.  Corporate Internal Audit Staff
     ------------------------------

     Corporate Internal Audit staff are members of the Corporate Exempt category and incentive recommendations will generally be made on that basis. Such incentive recommendations will be subject to approval by the Audit Committee of the Board of Directors.

III.  Award Scales(1)
      ---------------

     Huffy Company (excluding HSF) RONA vs. Plan

     Huffy Company EBIT vs. Plan         % of Targeted
     Corporate RONA vs. Plan             Award Earned(2)
     ---------------------------         -------------

         Under 90%                            -0-
               90% Threshold                  50
               95%                            75
              100% Target                    100
              105%                           133 1/3
              110%                           166 2/3
              115% Maximum                   200

--------------------------------------------------------------------------------
Part No. TS 136                                                     Page 4 of 15


Subject:          PERFORMANCE INCENTIVE PLAN - C 98

     Corporate RONA vs. Plan        % of Targeted
     Corporate EPS vs. Plan         Award Earned(2)
     -----------------------        ---------------            (REV.)

         Under 90%                       -0-
               85% Threshold             25
               90%                       50                    (REV.)
               95%                       75                    (REV.)
              100% Target               100
              110%                      150
              120% Maximum              200                    (REV.)
                                                               (REV.)
                                    % of Targeted
     HSF RONA vs. Plan              Award Earned(2)
     -----------------              --------------

        Under  90%                       -0-
               90% Threshold             50
               95%                       75
              100% Target               100
              105%                      150
              110% Maximum              200



     HSF District Gross             % of Targeted
     Field Profit $ vs. PP          Award Earned(2)
     ---------------------          --------------

         Under 90%                       -0-
               90                        25
              100                       100
              110+                      200

     HSF Area Gross Field           % of Targeted
     Margin $  vs.  PP              Award Earned
     --------------------           ------------

       Under   90%                       -0-
               90                        25
              100                       100
              110+                      200

--------------------------------------------------------------------------------
Part No. TS 136                                                     Page 5 of 15

Subject:          PERFORMANCE INCENTIVE PLAN - C 98


     HSF District Gross Field Profit % vs. PP                  % of Targeted
     HSF Area Gross Field Margin % vs. PP                       Award Earned
     ------------------------------------                       ------------

       Greater than  -1.00% below                                  -0-
                     -1.00           Threshold                      25
                     -0.67                                          50
                     -0.33                                          75
              Profit Plan%           Target                        100
                      +0.5                                         133
                      +1.0                                         167
                      +1.5           Maximum                       200








      HSF Merchandising Actual Gross Field Profit Percent vs. PP%
      -----------------------------------------------------------

       Greater than 1.00% below                                      0
                    1.00             Threshold                      25
                    0.67                                            50
                    0.33                                            75
             Profit Plan %           Target                        100
                     +0.5                                          133
                     +1.0                                          167
                     +1.5            Maximum                       200


     Zone AGMM*% vs. PP%
     -------------------

       Greater than 1.00% below                                      0
                  --1.00             Threshold                      25
                  --0.67                                            50
                  --0.33                                            75
           Profit Plan %             Target                        100
                    +0.5                                           133
                    +1.0                                           167
                    +1.5             Maximum                       200

     1. The scales are sliding. When actual performance falls between the points on the scale, it will be adjusted to the nearest 1/10th of 1% and interpolated to determine the award level.

     2. Percent of targeted award earned is used as a multiple of incentive target which varies by level of employee. Refer to Section I.

--------------------------------------------------------------------------------
Part No. TS 136                                                     Page 6 of 15

Subject:          PERFORMANCE INCENTIVE PLAN - C 98

 IV.   Positions Covered

       A.  Corporate Officers and Huffy Company Presidents

           Corporate Officers
           ------------------
           Chairman, President and CEO                                    (REV.)
           Vice President - Finance and CFO
           Vice President - Controller
           Vice President - General Counsel and Secretary
           Vice President - Treasurer and Director, Investor Relations


           Huffy Company Presidents
           ------------------------
           President and General Manager - Huffy Bicycle Company
           President and General Manager - Huffy Sports Company
           President and General Manager - Washington Inventory Service President and General Manager - Huffy Service First, Inc. President and General Manager - True Temper Hardware Company

       B.  Huffy Company Staff

           *   HBC
               ---

               V.P./G.M. - Celina
               V.P. Marketing
               V.P. Controller
               V.P. Global Sourcing and Logistics
               V.P. Human Resources
               V.P. Sales
               V.P. Engineering
               V.P. Operations                                            (REV.)

           *   HSC
               ---

               V.P. Sales
               V.P. Controller
               V.P. Materials Management
               V.P. Global Operations
               V.P. Marketing & New Business Development                  (REV.)

           *   HSF
               ---

               V.P. Operations
               V.P. Controller
               V.P. Sales/Marketing
               V.P. Human Resources
               General Counsel
               V.P. Merchandising

--------------------------------------------------------------------------------
Part No. TS 136                                                     Page 7 of 15

Subject:          PERFORMANCE INCENTIVE PLAN - C 98

           *   WIS
               ---

               V.P. Operations
               V.P. Finance and Controller
               V.P. Technology & Information Systems
               V.P. Sales and Account Management
               V.P. Human Resources

           *   TTH
               ---

               V.P. Sales and Service                              (REV)
               V.P. Operations
               V.P. Controller
               V.P. Human Resources
               Managing Director, TT Ireland
               Director, Marketing                                 (REV)
               Director, Information Services and Technology       (REV)


  V.   Individual Personal Objectives
       ------------------------------

                                                      Incentive Opportunity as a % of
                                                            Actual Base Salary
                                                      -------------------------------

                                                Below
                    Position                  Threshold        Threshold      Maximum
                    --------                  ---------        ---------      -------

       A.  Chairman, President & CEO             0%               10.0%          20.0%
           ------------------------

       B.  Corporate Officers and
           ----------------------
           Huffy Company Heads                   0%                6.0%          12.0%
           ----------------------



                                                      Incentive Opportunity as a % of
                                                            Actual Base Salary
                                                      -------------------------------

                                                Below
                    Position                  Threshold        Threshold      Maximum
                    --------                  ---------        ---------      -------

       D.  Huffy Company Staff                   0%                3.0%           6.0%
           -------------------

       E.  Corporate Exempt
           ----------------

           1.   Positions with 700 or
                more Hay Points                  0%                3.0%           6.0%

           2.   Positions with less than
                700 Hay Points                   0%                2.0%           4.0%


For those individuals who have a portion of their incentive measured on this basis, the following implementation procedure will be used:

--------------------------------------------------------------------------------
Part No. TS 136                                                     Page 8 of 15

Subject:          PERFORMANCE INCENTIVE PLAN - C 98

       1. Each individual will draw up objectives covering the calendar year based on supporting the supervisor's objectives and his own.

 2. These objectives should have the following characteristics:

     a) Not be associated with EBIT or RONA goals in the Profit Plan. (Financial goals for such things as cost reduction or similar projects are appropriate goals.)

     b) Be as specific and as measurable as to successful attainment as possible. (A project need not be completed in the calendar year. The objective can be to obtain a specific status in the project by calendar year end.)

     c)    1)    Chairman shall develop no more than 7 to 8 objectives.   (REV.)

           2) Other Corporate Officers and Huffy Company Presidents shall each develop no more than 6 objectives.

           3) Huffy Company Staff and Corporate Officer Direct Reports in positions with 700 or more Hay points and Other Corporate Exempt shall each develop no more than 3 objectives.

     d) A "degree of difficulty" should be assigned to each objective on the basis of 1 to 10.


 3. The objectives and degrees of difficulty shall be reviewed between the individual and his supervisor and agreement reached on:

                                     a)   Completeness of list
                                     b)   State of objectives
                                     c)   Degree of difficulty

     It is the supervisor's responsibility to ensure that there is some consistency in the measurement of "degree of difficulty" among all his subordinates, and the Corporate Officer's responsibility to review for consistency in measurement of "degree of difficulty" among Huffy Company Staff personnel within his function.

--------------------------------------------------------------------------------
Part No. TS 136                                                     Page 9 of 15

Subject:          PERFORMANCE INCENTIVE PLAN - C 98

4.   Personal Objectives Schedule
     ----------------------------

        Upon Approval by   The CEO's objectives shall be communicated to
        Compensation       the Corporate Officers and Huffy Company
        Committee          Presidents promptly following approval
                           by Compensation Committee of the Board of Directors.

        15 days later      Corporate Officers and Huffy Company Presidents
                           shall develop their objectives and submit them to their respective supervisor.

        10 days later      Corporate Officers' and Huffy Company
                           Presidents' objectives shall be approved by the
                           CEO. Corporate Officers and Huffy Company
                           Presidents shall communicate their approved    (REV.)
                           objectives to their respective Corporate
                           Officer Direct Reports in positions with 700 or more Hay points ("Corporate Staff") and Other
                           Corporate Exempt and Huffy Company Staffs
                           ("Huffy Staff").

        30 days later      Huffy Staff personnel shall have submitted and
                           received approval of their objectives from their respective Huffy Company President. Corporate Staff shall have submitted and received approval of their objectives from their respective Corporate Officer.
                           Other Corporate Exempt shall have submitted and received approval of their objectives from their respective Corporate Staff supervisor or, if applicable, supervising Corporate Officer.

        5. Personal Objectives Results Schedule
           ------------------------------------

          First Friday in  Corporate Staff and Other Corporate Exempt shall
          December submit their results for the year ending for evaluation to the appropriate Corporate Officer and immediate supervisor, respectively, and, with respect to Huffy Staff, to their Huffy Company President.

--------------------------------------------------------------------------------
Part No. TS 136                                                    Page 10 of 15

Subject:          PERFORMANCE INCENTIVE PLAN - C 98

        10 days later      Personal objective results for Corporate Staff,
                           Other Corporate Exempt and Huffy Company Staff shall have been reviewed and have received comments as follows:
                           *          Corporate Officers shall
                                      comment to their Corporate Staff
                                      and Other Corporate Exempt, if
                                      immediately supervised.
                           *          Supervisors of Other Corporate
                                      Exempt.
                           *          Huffy Company Presidents to
                                      Huffy Staff.

        10 days later      CEO provides Compensation Committee of Board of
                           Directors with results for evaluation and      (REV.)
                           approval.

        5 days later       Corporate Staff and Other Corporate Exempt and
                           personnel results shall be approved by their
                           immediate supervisors. Huffy Staff personnel results
                           shall be approved by Huffy Company Presidents.
                           Corporate Officers and Huffy Company Presidents shall
                           submit their results for the year ending to the CEO
                           for evaluation and approval.                   (REV.)

        Feb. 1 The evaluation and approval of personal objectives results are to be completed.

       6. The participant shall evaluate his own performance and then submit the evaluation to his supervisor who shall review and approve the evaluation.

              This score is not binding. The supervisor shall use his judgment to arrive at a final rating. However, ONLY performance on the written objectives shall be evaluated, not performance on any other matters.

       7. Each individual shall be informed by his supervisor of his performance rating but only AFTER all approvals have been secured.

       8. Notwithstanding the foregoing, payments for personal objectives performance are expressly conditioned upon and made subject to the following base financial criteria:

--------------------------------------------------------------------------------
Part No. TS 136                                                    Page 11 of 15

Subject:          PERFORMANCE INCENTIVE PLAN - C 98

All Corporate Exempt
--------------------

     Corporate E.P.S. less than                -  No bonus shall be paid for
     50% of Target E.P.S.                         for performance of personal
     Corporate bonus purposes                     objectives

     Corporate E.P.S. at least                 -  50% of calculated bonus for
     50%, but less than 75%, of                   performance of personal
     Target E.P.S. for Corporate bonus            objectives shall be paid
     purposes

     Corporate E.P.S. 75% or                   -  100% of calculated bonus for
     greater of Target E.P.S.                     performance of personal
     for Corporate bonus purposes                 objectives

Huffy Companies
---------------

     Huffy Company EBIT less than 50% of       - No bonus shall be paid for
     approved Huffy Company Profit Plan          performance of personal
                                                 objectives

     Huffy Company EBIT at least 50%, but      -  50% of calculated bonus for
     less than 75%,  of approved Huffy            performance of personal
     Company Profit Plan                          objectives shall be paid

     Huffy Company EBIT 75% or greater of       -  100% of calculated bonus for
     approved Huffy company Profit Plan            performance of personal
                                                   objectives shall be paid

VI.           Implementation
              --------------

                1.  Eligibility
                    -----------

                    All exempt employees on the payroll on or before the first business day of the calendar year shall be eligible for consideration for a full incentive opportunity.

              New Hires:        Employee coming on the payroll after the
                                first business day of the calendar year but on or before the first business day of July will be eligible for consideration for one-half the annual incentive opportunity.

              Exception:      HSF Regional Operations, District and Area
                              Managers, and eligible WIS personnel hired after January 1 of the calendar year shall be eligible for consideration for the percentage of annual incentive opportunity shown below:

--------------------------------------------------------------------------------
Part No. TS 136                                                    Page 12 of 15

Subject:          PERFORMANCE INCENTIVE PLAN - C 98

                                                       Percentage  of  Annual
                 Hire Date                             Incentive Opportunity
                 ---------                             ---------------------

                 During  1st  quarter                          75%
                 During  2nd  quarter                          50%
                 During  3rd  quarter                          25%
                 During  4th  quarter                           0%




        Transfers, Promotions or Demotions: Individuals transferred, promoted or demoted during the calendar year shall have incentive opportunity as follows:

                                                     Calculation Based on
                                                     --------------------
                                                 Old Oppor.        New Oppor.
                                                 ----------        ----------
                                                 Old Actual        New Actual
                                                 ----------        ----------
                                                 Base Salary      Base Salary
                                                 -----------      -----------
                                               Old. Opp. Level    New Opp. Level
                                               ---------------    --------------

        Transferred, Promoted or Demoted
                During 1st   Quarter             25%             75%
                During 2nd  Quarter              50%             50%
                During 3rd   Quarter             75%             25%
                During 4th   Quarter            100%              0%




        Note: Non-exempt and/or hourly employees promoted to exempt positions are eligible for incentive consideration as above but only for those quarters in which they held exempt positions. Also, status changes (including transfers, promotions and demotions, but excluding new hires) for incentive eligible employees at WIS which are effective for the first pay period beginning on or after the first day of the quarter shall be treated for incentive purposes as if they were effective the last day of the prior quarter.

 Terminations:  To be eligible to receive the Profit Sharing payment for a calendar year, an employee must be on the active payroll at the time payment for that calendar year is made (date check is issued) OR HAVE BEEN TERMINATED DUE TO A CURTAILMENT OF PRODUCTION BETWEEN JULY 1 OF THAT CALENDAR YEAR AND THE DATE OF BONUS PAYMENT, HAVING MET ALL ELIGIBILITY REQUIREMENTS OF THE PLAN AND HAVING PERFORMED ALL DUTIES AND RESPONSIBILITIES IN AT LEAST AN AVERAGE MANNER. UNDER THESE CIRCUMSTANCES, SUCH EMPLOYEES MUST HAVE BEEN ON THE PAYROLL AT THE BEGINNING OF THE CALENDAR YEAR IN ORDER TO QUALIFY FOR INCENTIVE FOR THAT CALENDAR YEAR. APPROVAL OF THE CEO IS REQUIRED IN ALL SUCH CASES. EXEMPT EMPLOYEES TERMINATED DUE TO A CURTAILMENT OF PRODUCTION SHALL BE ELIGIBLE FOR INCENTIVE OPPORTUNITY AS
                FOLLOWS:

--------------------------------------------------------------------------------
Part No. TS 136                                                    Page 13 of 15

Subject:          PERFORMANCE INCENTIVE PLAN - C 98

                                                    Incentive as percent payment
                                                    ----------------------------
                     Termination Date              of full Incentive opportunity
                     ----------------              -----------------------------
                     July 1 - September 30                   50%
                     ---------------------
                     October I - December 31                 75%
                     -----------------------
                     January 1 - date of payment            100%
                     ---------------------------

   Death or Retirement:      Employees who retired or died during
                             or after the calendar year for which incentive is being calculated and who met the requirement of being on the active payroll during the year will be given consideration for an incentive payment on basis of the following percentage of full incentive opportunity: retired or died in 1st Qtr - 25%; 2nd
                             Qtr - 50%; 3rd Qtr - 75%; 4th Qtr - 100%.

                             Payment for deceased employees shall be made to the beneficiary designated under the Salaried Employees Group Term Life Insurance Plan.

Active payroll is defined as receiving wages (recorded on the Federal W-2 form) from the Corporation or one of the Huffy Companies. Except for those terminated or retiring or deceased employees described above, employees absent for any reason and not receiving wages (as defined above) are not considered on the active payroll.

                     Exception to the eligibility requirements must be approved by the CEO (in particular, requests for exceptions involving transfers and new hires when approval for such transfer or new hire has been obtained).

   2.                Payment
                     -------

                     Except as noted below, payment for Performance Incentive shall be annual and shall occur in March of each year for the prior calendar year's results.

   3.                Calculations
                     ------------

                     All incentive calculations will be rounded up to the
                     nearest $25.00 increment and the minimum incentive payment to be paid will be $125.00 per employee, provided employee is eligible for incentive and such incentive is approved.
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Part No. TS 136                                                    Page 14 of 15

Subject:          PERFORMANCE INCENTIVE PLAN - C 98

                     Definitions
                     -----------

                     Consolidated  RONA          Profit after tax after cost
                     ------------------          of plan plus tax affected
                                                 interest expense divided by the
                                                 twelve (12) month rolling
                                                 average of total assets less
                                                 current liabilities excluding
                                                 all interest bearing debt.


                     E.P.S.                       Earnings per common share.
                     ------

                     Huffy Company RONA           Earnings before
                     ------------------           interest and taxes, tax
                                                  affected at the current profit
                                                  plan tax rate, divided by the
                                                  twelve (12) month rolling
                                                  average of total assets other
                                                  than goodwill less current
                                                  liabilities excluding all
                                                  interest bearing debt.


                     EBIT                         Earnings before interest and
                     ----                         taxes.


                     Actual                       Base Salary Employee's actual
                     ------                       base salary as of the January
                                                  1 of the calendar year for
                                                  which bonus is calculated.


                     Promotion                    15% upward difference in Hay
                     ---------                    points (see Corporate Policy
                                                  113).


                     Demotion                     15% downward difference in Hay
                     --------                     points (see Corporate Policy
                                                  113).


                     Transfer                     A change in position with
                     --------                     substantially different duties
                                                  and responsibilities which
                                                  does not constitute a
                                                  promotion or demotion.


Distribution of This Policy
---------------------------

   Restricted to Corporate Officers, Huffy Company Presidents, Huffy Company Staff, and Corporate Officers Direct Reports in positions with 700 or more Hay points, except for Policy 128-A, 128-B and 128-C which is restricted to Corporate Officers, President and General Manager of WIS, and President and
   General Manager of HSF.                                                (REV.)


    /s/ Stanley H. Davis                    /s/ Don R. Graber
------------------------------------    -----------------------------------
Vice President, Human Resources and     Chairman, President And Chief Executive
Organization Development                Officer

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Part No. TS 136                                                    Page 15 of 15